CIK:	0000047129

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2024

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and

telephone number, including area code,

of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and

former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock Par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC

Hertz Global Holdings, Inc.	Warrants to purchase Common Stock Each exercisable for one share of Hertz Global Holdings, Inc. common stock at an exercise price of $13.80 per share, subject to adjustment	HTZWW	The Nasdaq Stock Market LLC

The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 5, 2024, Hertz Global Holdings, Inc. (the “Company,” “Hertz Holdings,” “we,” “us” or “our”) announced that its wholly-owned indirect subsidiary, The Hertz Corporation (“Hertz Corp.”), intends to offer (the “Offering”), subject to market and other conditions, $500 million in aggregate principal amount of additional 12.625% First Lien Senior Secured Notes due 2029 (the “Additional First Lien Notes”) in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Additional First Lien Notes will constitute a further issuance of Hertz Corp.’s 12.625% First Lien Senior Secured Notes due 2029, which were issued on June 28, 2024 (the “Initial First Lien Notes” and together with the Additional First Lien Notes, the “First Lien Notes”). The Additional First Lien Notes will have identical terms and conditions (other than the issue date and issue price) as the Initial First Lien Notes. Upon completion of the offering, Hertz Corp. will have $1.25 billion in aggregate principal amount of 12.625% First Lien Senior Secured Notes due 2029 outstanding. A copy of the press release issued by the Company on December 5, 2024 announcing the offering of the Additional First Lien Notes is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Concurrently with the launch of the offering of the Additional First Lien Notes, the Company issued a press release announcing the commencement of consent solicitations (the “Consent Solicitations”) with respect to the Initial First Lien Notes and the Company’s 8.000% Exchangeable Senior Second-Lien PIK Notes due 2029 (the “Exchangeable Notes” and, together with the Initial First Lien Notes, the “Existing Notes”), to solicit consents from the holders of the Existing Notes as of the record date of December 4, 2024, to amend (the “Proposed Amendments”) certain provisions of the indentures governing the First Lien Notes and the Exchangeable Notes. Purchasers of the Additional First Lien Notes in the Offering shall be deemed to have consented to the Proposed Amendments to the indenture governing the First Lien Notes.

The Consent Solicitations are being made concurrently with, and are conditioned upon, among other things, the consummation of the Offering. However, the Offering is not conditioned upon the completion of the Consent Solicitations.

A copy of the press release related to the Consent Solicitations is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

This current report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 and Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Words such as “expect,” “will” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to the Offering of the Additional First Lien Notes and Consent Solicitations described herein, the anticipated completion and timing of the Offering, Hertz Corp.’s expected use of proceeds from the Offering, our positioning, strategy, vision, forward looking investments, conditions in the travel industry, and our financial and operational condition. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including risks and uncertainties related to completion of the Offering on the anticipated terms or at all, market conditions (including market interest rates) and the satisfaction of customary closing conditions related to the Offering, unanticipated uses of capital and those in our risk factors that we identify in the offering memorandum for this Offering and our most recent annual report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 12, 2024, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release of Hertz Global Holdings, Inc. dated December 5, 2024 relating to the Offering of the Additional First Lien Notes

99.2	Press Release of Hertz Global Holdings, Inc. dated December 5, 2024 relating to the Consent Solicitations

104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION

(each, a Registrant)

By:	/s/ Wayne Gilbert West
Name:	Wayne Gilbert West
Title:	Chief Executive Officer

Date: December 5, 2024